Exhibit 99.1

SECURED PROMISSORY NOTE
755746

$3,000,000.00	April 20, 2007

1.             FOR VALUE RECEIVED, SECURITY LAND & DEVELOPMENT CORP., a Georgia corporation and SLDC, LLC, a Georgia limited liability company, as “Borrower” (“Borrower” to be construed as “Borrowers” if the context so requires), hereby promise to pay to the order of PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation (as “Lender”), the principal sum of Three Million and 00/100 Dollars ($3,000,000.00) (the “Loan Amount”) or so much thereof as shall from time to time have been advanced, together with interest on the unpaid balance of said sum from April 20, 2007 (the “Closing Date”), at the rate of five and eighty-five one-hundredths percent (5.85%) per annum.

A payment of interest from the Closing Date to and including April 30, 2007 shall be paid on the Closing Date calculated by multiplying the actual number of days elapsed in the period for which interest is being calculated by a daily rate based on the foregoing annual interest rate and a 360-day year. Thereafter, interest shall be computed on the unpaid balance on the basis of a 360-day year composed of twelve 30-day months. Beginning on June 1, 2007, principal and interest shall be due and payable in installments of Twenty-one Thousand Two Hundred Thirty-four and 13/100 Dollars ($21,234.13), with an installment in a like amount due and payable on the same day of each month thereafter until said principal and interest are fully paid, except that all remaining principal, interest to the date of payment and other Indebtedness shall be due and payable on May 1, 2027 (the “Maturity Date”) or such earlier date resulting from the acceleration of the Indebtedness by Lender. Each installment shall be credited first upon interest then accrued and the remainder upon principal. All principal and interest shall be paid in lawful money of the United States of America by automated clearinghouse transfer (“ACH Transfer”) through such bank or financial institution as shall be approved in writing by Lender, shall be made to an account designated by Lender, and shall be initiated by Lender or shall be made in such other manner as Lender may direct from time to time. Any other monthly deposits or payments Borrower is required to make to Lender under the terms of the Loan Documents shall be made by the same payment method and on the same date as the installments of principal and interest due under this Note.

2.             No privilege is reserved by Borrower to prepay any principal of this Note prior to the Maturity Date, except on or after the date hereof, privilege is reserved, after giving thirty (30) days’ prior written notice to Lender, to prepay in full, but not in part, all principal and interest to the date on which payment is made, along with all sums, amounts, advances, or charges due under any instrument or agreement by which this Note is secured, upon the payment of a “Make Whole Premium.” The Make Whole Premium shall be the greater of one percent (1%) of the principal amount to be prepaid or a premium calculated as provided in subparagraphs (a) through (c) below:

(a)                                  Determine the “Reinvestment Yield.” The Reinvestment Yield will be equal to the yield on a U.S. Treasury Issue selected by Lender, published one week prior to the date of prepayment, plus fifty (50) basis points, most equal in maturity to the remaining “Weighted Average Life to Maturity” (defined below) as of the date of prepayment. The published yield plus fifty (50) basis points shall be converted to an equivalent monthly compounded nominal yield.

The “Weighted Average Life to Maturity” with respect to this Note means, at the date of prepayment, the number of years obtained by dividing the “Remaining Dollar-years” of this Note by the outstanding principal amount hereof. “Remaining Dollar-years” means the sum of the product obtained by multiplying (A) the amount of each then remaining required principal repayment (including repayment of any principal at the due date of this Note) by (B) the number of years (rounded to the nearest one-twelfth) which will elapse between the date of prepayment and the date such required payment is due.

(b)                                 Calculate the “Present Value of the Loan.” The Present Value of the Loan is the present value of the payments to be made in accordance with this Note (all installment payments and any remaining payment due on the Maturity Date) discounted at the Reinvestment Yield for the number of months remaining from the date of prepayment to the Maturity Date.

(c)                                  Subtract the amount of the prepaid proceeds from the Present Value of the Loan as of the date of prepayment. Any resulting positive differential shall be the premium.

During the period beginning with the payment date in the month three months prior to the Maturity Date (“Open Period”), no Make Whole Premium shall be payable.

3.            Borrower agrees that if Lender accelerates the whole or any part of the principal sum evidenced hereby after the occurrence of an Event of Default but prior to the Open Period, Borrower waives any right to prepay said principal sum in whole or in part without premium and agrees to pay, as yield maintenance protection and not as a penalty, the Make Whole Premium.

In the event any proceeds from a casualty or Taking of the Premises are applied to reduce the principal balance hereof, such reduction shall be made without a Make Whole Premium, provided no Event of Default then exists under the Loan Documents.

4.            If any payment of principal, interest, or other Indebtedness is not made when due, damages will be incurred by Lender, including additional expense in handling overdue payments, the amount of which is difficult and impractical to ascertain. Borrower therefor agrees to pay, upon demand, the sum of four cents ($.04) for each one dollar ($1.00) of each said payment which becomes overdue (“Late Charge”) as a reasonable estimate of the amount of said damages, subject, however, to the limitations contained in paragraph 6 hereof.

Notwithstanding anything hereinabove to the contrary, the Late Charge assessed on any amount due on the Maturity Date but not then paid, whether or not by acceleration, shall not be four cents for each one dollar as described above, but shall instead be a sum equal to the interest which would have accrued on the principal balance then outstanding from the date the payment is made to the end of the month in which the Maturity Date occurs. Such Late Charge shall be in addition to interest otherwise accruing under this Note.

Further notwithstanding the hereinabove or in the Loan Documents to the contrary, no Late Charge shall be incurred by or assessed against Borrower with respect to amounts as to which interest at the Default Rate accrues.

5.            If any Event of Default has occurred and is continuing under the Loan Documents, the entire principal balance of the Loan, interest then accrued, and Make Whole Premium, and all other Indebtedness whether or not otherwise then due, shall at the option of Lender, become immediately due and payable without demand or notice, and whether or not Lender has exercised said option, interest shall accrue on the entire principal balance, interest then accrued, Make Whole Premium and any other Indebtedness then due, at a rate equal to the Default Rate until fully paid.

6.            Notwithstanding anything herein or in any of the other Loan Documents to the contrary, no provision contained herein or therein which purports to obligate Borrower to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent it calls for the payment of any interest or other amount in excess of such maximum. All agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest payable to Lender shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall, at the option of Lender, be refunded to Borrower or be applied to the reduction of the principal hereof, without a Make Whole Premium and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal hereof such excess shall be refunded to Borrower. This paragraph shall control all agreements between Borrower and Lender.

7.            Borrower and any endorsers or guarantors waive presentment, protest and demand, notice of protest, demand and dishonor and nonpayment, and agree the Maturity Date of this Note or any installment may be extended without affecting any liability hereunder, and further promise to pay all reasonable costs and expenses, including but not limited to, reasonable attorney’s fees incurred by Lender in connection with any default or in any proceeding to interpret and/or enforce any provision of the Loan Documents. No release of Borrower from liability hereunder shall release any other maker, endorser or guarantor hereof.

8.            This Note is secured by the Loan Documents creating among other things legal and valid encumbrances on and an assignment of all of Borrower’s interest in any Leases of the Premises located in the county of Columbia, state of Georgia. Capitalized terms used herein and not otherwise defined shall have those meanings given to them in the Loan Documents. In no event shall such documents be construed inconsistently with the terms of this Note, and in the event of any discrepancy between any such documents and this Note, the terms hereof shall govern. The proceeds of this Note are to be used for business, commercial, investment or other similar purposes, and no portion thereof will be used for any personal, family or household use. This Note shall be governed by and construed in accordance with the laws of the State where the Premises is located, without regard to its conflict of law principles.

9.            Borrower is personally liable for the payment of principal, interest, Make Whole Premium and all other Indebtedness and the liabilities and obligations under the Loan Documents and the Environmental Indemnity, and Lender shall have full recourse thereon against Borrower.

Notwithstanding anything to the contrary in this paragraph 9 above, so long as the Lease Change Requirements, as defined below, have been satisfied by July 31, 2007, then the following liability language shall apply in substitution of the liability language set forth in this paragraph 9 above:

Notwithstanding any provision to the contrary in this Note or the Loan Documents and except as otherwise provided for below, the liability of Borrower under the Loan Documents shall be limited to the interest of Borrower in the Premises and the Rents. In the event of foreclosure of the liens evidenced by the Loan Documents, no judgment for any deficiency upon the Indebtedness evidenced by the Loan Documents shall be sought or obtained by Lender against Borrower. Nothing herein shall in any manner limit or impair (i) the lien or enforcement of the Loan Documents pursuant to the terms thereof or (ii) the obligations of any indemnitor or guarantor, if any.

Notwithstanding any provision hereinabove to the contrary, Borrower shall be personally liable to Lender for:

(a)                                  any loss or damage to Lender arising from (i) the sale or forfeiture of the Premises resulting from Borrower’s failure to pay (or cause to be paid) any of the taxes, assessments or charges specified in the Loan Documents or (ii) Borrower’s failure to insure (or cause to be insured) the Premises in compliance with the provisions of the Loan Documents;

(b)                                 any event or circumstance for which Borrower indemnifies Lender under the Environmental Indemnity;

(c)                                  nonpayment of taxes, assessments, insurance premiums and utilities for the Premises and any penalty or late charge associated with nonpayment thereof;

(d)                                 intentionally deleted;

(e)                                  any sums expended by Lender in fulfilling the obligations of Borrower as lessor under any Lease of the Premises prior to a sale of the Premises pursuant to foreclosure or power of sale, a bona fide sale (permitted by the terms of paragraph 2(f) of the Security Deed (it being agreed that “Security Deed” as used herein shall be construed to mean “mortgage” or “deed of trust” or “trust deed” as the context so requires) or consented to in writing by Lender) to an unrelated third party or upon conveyance to Lender of the Premises by a deed acceptable to Lender in form and content (each of which shall be referred to as a “Sale” for purposes of this paragraph) or expended by Lender after a Sale of the Premises for obligations of Borrower which arose prior to a Sale of the Premises;

Borrower’s personal liability for items specified in (c), (d) and (e) above shall be limited to the amount of rents, issues, proceeds and profits from the Premises (“Rents and Profits”) received by Borrower for the twenty-four (24) months preceding an Event of Default and thereafter; but less any such Rents and Profits applied to (A) payment of principal, interest and other charges when due under the Loan Documents, or (B) payment of expenses for the operation, maintenance, taxes, assessments, utility charges and insurance of the Premises including sufficient reserves for the same or replacements or renewals thereof (“Operation Expense(s)”) provided that (x) Borrower has furnished Lender with evidence reasonably satisfactory to Lender of the Operation Expenses and payment thereof, and (y) any payments to parties related to Borrower shall be considered an Operation Expense only to the extent that the amount expended for the Operation Expense does not exceed the then current market rate for such Operation Expense.

(f)                                    any rents or other income regardless of type or source of payment or other considerations in lieu thereof (including, but not limited to, common area maintenance charges, lease termination payments, refunds of any type, prepayment of rents, settlements of litigation, or settlements of past due rents) from the Premises which Borrower has received or will receive after an Event of Default under the Loan Documents which are not applied to (A) payment of principal, interest and other charges when due under the Loan Documents or (B) payment of Operation Expenses provided that (x) Borrower has furnished Lender with evidence reasonably satisfactory to Lender of the Operation Expenses and payment thereof, and (y) any payments to parties related to Borrower shall be considered an Operation Expense only to the extent that the amount expended for the Operation Expense does not exceed the then current market rate for such Operation Expense;

(g)                                 any security deposits of tenants not otherwise applied in accordance with the terms of the Lease(s), together with any interest on such security deposits required by law or the leases, not turned over to Lender upon conveyance of the Premises to Lender pursuant to foreclosure or power of sale or by a deed acceptable to Lender in form and content;

(h)                                 misapplication or misappropriation of tax reserve accounts, tenant improvement reserve accounts, security deposits, prepaid rents or other similar sums paid to or held by Borrower or any other entity or person in connection with the operation of the Premises;

(i)                                     any insurance or condemnation proceeds or other similar funds or payments applied by Borrower in a manner other than as expressly provided in the Loan Documents; and

(j)                                     any loss or damage to Lender arising from any fraud or willful misrepresentation by or on behalf of Borrower, Interest Owner or any guarantor regarding the Premises, the making or delivery of any of the Loan Documents or in any materials or information provided by or on behalf of Borrower, Interest Owner or guarantor, if any, in connection with the Loan.

Notwithstanding anything contained in paragraphs 9(a)(i) and 9(c) hereinabove as it relates solely to taxes, assessments and insurance premiums, to the extent Lender is impounding for taxes, assessments and insurance premiums in accordance with the Loan Documents and Borrower has fully complied with all terms and conditions of the Loan Documents relating to impounding for the same, then Borrower shall not be personally liable for Lender’s failure to apply any of said impound amounts held by Lender in accordance with the Loan Documents.

Notwithstanding anything to the contrary in the Loan Documents, the limitation on liability contained in the first paragraph of this paragraph 9 SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event:

(x)                                   of any breach or violation of paragraph 2(f) (due on sale or encumbrance) of the Security Deed, other than (i) the filing of a nonmaterial mechanic’s lien affecting the Premises or a mechanic’s lien affecting the Premises for which Borrower has complied with the provisions of paragraph 1(e) of the Security Deed, or (ii) the granting of any utility or other nonmaterial easement or servitude burdening the Premises, or (iii) any transfer or encumbrance of a nonmaterial economic interest in the Premises not otherwise set forth in (i) or (ii);

(y)                                 of any filing by Borrower of a petition in bankruptcy or insolvency or a petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy laws of the United States or under any other applicable federal, state or other statute or law; or

(z)                                   Borrower, without first obtaining Lender’s written consent, alters, modifies, amends, terminates, cancels, renews, extends, gives any consent or permission, agrees to any change, waives any obligation required to be performed or exercises any right or option required or permitted by the terms of the Ground Lease (as defined in paragraph D of the Deed to Secure Debt).

10.           If more than one, all obligations and agreements of Borrower are joint and several.

11.          In addition to the provisions contained in paragraph 9 above, provided that the Lease Change Requirements, as defined below, have not been satisfied by July 31, 2007, Lender will have the right to increase the interest rate set forth in paragraph 1 of this Note by ten (10) basis points to five and ninety-five one-hundredths percent (5.95%) per annum (the “Revised Interest Rate”). In the event that Lender does increase the interest rate to the Revised Interest Rate, Borrower shall provide to Lender at Borrower’s expense: (x) an endorsement updating the existing title insurance policy in the full amount of the Loan in form and substance acceptable to Lender; (y) executed amendments to the Loan Documents in form and substance provide by Lender; and (z) such other information and/or documentation as may be reasonably requested by Lender.

The “Lease Change Requirements” are:

(a)                                  Lowe’s Home Centers, Inc. has become the tenant under the Ground Lease between Security Land and Development Corporation and Hull/Storey Acquisitions, LLC by the execution and delivery of an assignment of lessee’s interest in lease document acceptable to Lender.

(b)                                 Lender receives a lease guaranty from Lowe’s Companies, Inc. in form and substance acceptable to Lender.

(c)                                Lender receives a lessee’s estoppel from Lowe’s Home Centers, Inc. and a lease guarantor’s estoppel from Lowes Companies, Inc. both in form and substance acceptable to Lender.

(d)                                 Lender receives a subordination, non-disturbance, and attornment agreement from Lowe’s Home Centers, Inc. in form and substance acceptable to Lender.

12.          This Note may not be changed or terminated orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. All of the rights, privileges and obligations hereunder shall inure to the benefit of the heirs, successors and assigns of Lender and shall bind the heirs, and permitted successors and assigns of Borrower.

13.          If any provision of this Note shall, for any reason, be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

14.          This Note may be executed in counterparts, each of which shall be deemed an original; and such counterparts when taken together shall constitute but one agreement.

15.          The Borrower hereby waives and renounces for itself, its legal representatives, and its successors and assigns, all rights to the benefits of any appraisement, exemption and homestead now provided or which may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof to and in all its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note.

16.          The Borrower hereby transfers, conveys and assigns to the Lender a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to the Lender a sufficient amount of property or money set apart as exempt to pay the Indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint the Lender the attorney-in-fact for the Borrower to claim any and all such homestead or exemptions allowed by law.

17.          The provisions of this paragraph 17 do not represent a commitment by Lender to lend additional dollars (the “Additional Advance”) to Borrower, as Lender is under no obligation to make an Additional Advance. Borrower may request Lender to fund to Borrower an additional advance of principal (“Request for Advance”), provided the requested Additional Advance, in combination with the original Loan, meet certain “Minimum Economic Criteria” (set forth below).

If Lender does choose to make an Additional Advance, the following conditions precedent must be satisfied:

The “Minimum Economic Criteria” are:

(a)                                  The combined outstanding Indebtedness on the original Loan and the Additional Advance does not exceed eighty percent (80%) of the appraised value of the Premises as established by an appraisal of the Premises prepared by an MA1 appraiser approved by Lender and in form and substance acceptable to Lender, said appraisal at Borrower’s cost;

(b)                                 Debt service of coverage of 1.0 times the annual debt service on the combined outstanding Indebtedness on the original Loan and the Additional Advance, as determined by Lender. The debt service coverage shall be the annual net operating income divided by the total annual installment payments due under the combined outstanding Indebtedness on the original Loan and the Additional Advance, including accrued or capitalized interest. Only net operating income from approved executed

Leases in effect on the Premises with no uncured defaults and with a remaining term of at least five (5) years shall be used in Lender’s determination of the foregoing. Borrower shall provide a certified rent roll with its Request for Advance;

(c)                                  At the time of the Request for Advance, at least twelve (12) months must remain in the Loan term;

(d)                                 Lowe’s Home Centers, Inc. is the lessee under the lease dated May 8, 2006 and Lowe’s Companies, Inc. is the lease guarantor;

(e)                                  Lender has not reached internal debt and equity exposure limits to Lowe’s Companies, Inc., which limits may change over time depending on the credit ratings of Lowe’s Companies, Inc., and Lender is able to add to their current exposure levels; and

(f)                                    The Additional Advance shall be for no less than One Million and 00/100 Dollars ($1,000,000.00).

Provided no Event of Default exists under the Loan Documents, if Lender determines that the Minimum Economic Criteria are satisfied, Lender may notify Borrower in writing (“Lender’s Notice”) of the number of basis points (“Spread”) and the United States Treasury Issue (“Treasury Issue”) that Lender will use to establish the interest rate applicable to the Additional Advance (“AA Interest Rate”). The Spread shall be determined by the Lender, in its sole discretion.

At any time and from time to time before the date that the AA Interest Rate is agreed to, provided at least seven (7) days have elapsed since the previous Lender’s Notice, Lender may establish a new Spread which Lender anticipates it will use to establish the AA Interest Rate and notify Borrower of the same. The AA Interest Rate must be established by the date which is 30 days following the date of the initial Lender’s Notice (the “Rate Set Deadline”). The AA Interest Rate may only be established on a date mutually agreed to by Lender and Borrower. If Borrower fails to respond to the most current Lender’s Notice in writing by the Rate Set Deadline, all of the Lender’s Notices shall be deemed rejected. If Borrower accepts the terms set forth in Lender’s Notice, Lender shall agree to fund the Additional Advance, provided the following closing conditions (“Closing Conditions”) are met:

(a)                                  Borrower’s execution, delivery, acknowledgement and recordation, as applicable, of acceptable documentation evidencing and securing the Additional Advance including, but not limited to, additional note(s), revised and/or replacement loan modification agreements, indemnification agreements, escrow security or property reserve agreements, security instruments, financing statements, UCCs, new or revised letters of credit and/or guarantees in form and substance satisfactory to Lender;

(b)                                 Receipt of either (at Lender’s discretion) a new ALTA standard loan policy or an endorsement updating the Lender’s existing loan policy in the full amount of the Loan (as increased by the Additional Advance), in form and by an issuer satisfactory to Lender, and which insures the Security Deed to be a first and prior lien subject only to those exceptions which were previously approved by Lender and provides coverage against usury and mechanic’s liens (an acceptable usury opinion can be substituted for the usury coverage);

(c)                                  Compliance with Lender’s then current underwriting and closing due diligence requirements.

(d)                                 Receipt of acceptable third party reports addressing property physical and environmental condition, upon request of Lender, prepared by consultants acceptable to Lender;

(e)                                  Payment by Borrower of all third party expenses incurred, including but not limited to outside counsel fees and costs;

(f)                                    Payment by Borrower of an “Additional Advance Fee” equal to the greater of: (i) .5% of the amount of the Additional Advance; or (ii) $10,000. The Additional Advance Fee is non-refundable and is due upon Borrower’s acceptable of the terms set forth in the Lender’s Notice.

In the event (i) Lender does not choose to make the Additional Advance; (ii) Borrower rejects the terms set forth in the Lender’s Notice, or (iii) Borrower is unable to satisfy the Closing Conditions, Borrower shall only then have the ability to obtain Mezzanine Financing as more particularly described in paragraph 2(f) of the Security Deed. If Borrower obtains Mezzanine Financing in accordance with paragraph 2(f) of the Security Deed, then Borrower’s right to obtain the Additional Advance shall be null and void in all respects and of no further force and effect.

(Signatures on next page)

IN WITNESS WHEREOF, the Borrower has executed this Note under seal on the date first above written.

SECURITY LAND & DEVELOPMENT CORP.,
a Georgia corporation

By	/s/ T. Greenlee Flanagin
	Name:	T. Greenlee Flanagin
	Title:	President

By/Attest	/s/ Gregory B. Scurlock
	Name:	Gregory B. Scurlock
	Title:	Secretary

[Corporate Seal]

SLDC, LLC, a Georgia limited liability company

By	/s/ T. Greenlee Flanagin
	Name:	T. Greenlee Flanagin
	Title:	Manager

[Corporate Seal]